SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2007

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1370 Dell Ave., Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Sale of Common Stock

On February 20, 2007 , Focus Enhancements Inc. (the “Company”) entered into two separate transactions with certain investors, relating to the issuance and sale by the Company of (i) 4,500,000 shares of common stock of the Company, par value $.01 at a purchase price of $1.26 per share and warrants to purchase 450,000 shares of common stock at an initial exercise price of $2.00 per share and (ii) 500,000 shares of common stock at a purchase price of $1.26 per share and warrants to purchase 50,000 shares of common stock at an initial exercise price of $2.00 per share .  In the aggregate, the Company sold 5,000,000 shares of common stock (the “Common Stock”) and issued Warrants (the “Warrants”) to purchase an additional 500,000 shares of Common Stock.

The Securities were registered with the Securities and Exchange Commission (the “Commission”) in a shelf registration statement on Form S-3, Registration Statement No. 333-139224, which was declared effective December 20, 2006.  The terms of these offerings and the Common Stock and Warrants are described in the Company’s Prospectus dated December 20, 2006, as supplemented by a Prospectus Supplement dated February 16, 2007 and a Prospectus Supplement dated February 20, 2007, filed with the Commission on February 21, 2007 and on February 22, 2007, respectively, pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The form of Purchase Agreement is attached hereto as Exhibits 10.1 and 10.2 to this report and is incorporated herein by reference.  A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference.  The above description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to Exhibits 10.1 and 10.2 to this report.

The Company expects that the net proceeds to it from the sale of the Common Stock, after deducting estimated offering expenses, will be approximately $6,260,000.

Copies of the (1) form of Purchase Agreement for the sale of 4,500,000 shares of Common Stock, (2) form of Purchase Agreement for the sale of 500,000 shares of Common Stock and (3) form of Warrant, are attached as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

A copy of the press release for the offering, publicly released on February 21, 2007, is attached as Exhibit 99.1.

Amendment to Loan and Security Agreement

For a discussion of an amendment Focus Enhancements, Inc. (the “Company”) entered into in connection with its Loan and Security Agreement, see item 2.03 below, which discussion is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On February 21, 2007, the Company entered into a Fifth Amendment to Loan and Security Agreement (“Fifth Amendment”) with Venture Banking Group, a division of Greater Bay Bank N.A. (“Bank”). In connection with this Fourth Amendment, the Company’s $4.0 million account receivable based line of credit and $2.5 million term loan, previously maturing on February 23, 2007, were extended to March 23, 2007. A copy of the Fifth Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit #	Description

4.1	Form of Warrant.

5.1	Opinion of Manatt, Phelps & Phillips, LLP

10.1	Form of Securities Purchase Agreement between the Company and the investor signatories thereto (Sale of 4,500,000 shares of common stock).

10.2	Form of Securities Purchase Agreement between the Company and the investor signatories thereto (Sale of 500,000 shares of common stock).

10.3	Firth Amendment to Loan and Security Agreement between Venture Banking Group, a division of Greater Bay Bank N.A. and Focus Enhancements Inc., dated February 21, 2007.

99.1	Press release, dated February 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: February 22, 2007	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	EVP of Finance and CFO

2